Exhibit 99.1

Arista Networks, Inc. Reports Second Quarter 2014 Financial Results
Continued Industry Movement to the Cloud Drives Growth

SANTA CLARA, Calif., August 7, 2014 - Arista Networks, Inc. (NYSE: ANET), an industry leader in software-driven cloud networking solutions for large data center and computing environments, today announced financial results for its second quarter ended June 30, 2014.

Second Quarter Financial Highlights

•	Revenue of $137.9 million, an increase of 65.2% compared to the second quarter of 2013, and an increase of 17.7% from the first quarter of 2014.

•	GAAP gross margin of 67.7%, compared to GAAP gross margin of 64.6% in the second quarter of 2013 and 69.4% in the first quarter of 2014.

•	GAAP net income of $21.6 million, or $0.34 per diluted share, compared to GAAP net income of $10.3 million, or $0.18 per diluted share, in the second quarter of 2013[1].

•	Non-GAAP net income of $23.7 million, or $0.35 per diluted share, compared to non-GAAP net income of $12.3 million, or $0.20 per diluted share, in the second quarter of 2013.

1GAAP diluted per share amounts exclude net income attributable to preferred shareholders through the date of the initial public offering (IPO) on June 6, 2014, and exclude the impact of the full weighting of the additional common shares outstanding in connection with the IPO.

“I’m pleased with our performance in Q2 2014 as we increased to 2,700 customers this quarter,” stated Jayshree Ullal, Arista President and CEO. “We saw good balance across our top four verticals, as customers adopted our new Arista 7000 Spine and Spline products for cloud networking innovation and reduced total cost of ownership (TCO).”

Commenting on the company's financial results, Kelyn Brannon, CFO of Arista Networks, said, "Our non-GAAP net income rose by 92.5% in the second quarter, compared with the same quarter of the prior year. We also saw solid revenue growth while maintaining our gross margin and operating margin. During Q2, we also generated cash flow from operations of $46.3 million and we ended the quarter with approximately $397.2 million in cash and cash equivalents, including net proceeds of $238.7 million from our IPO in June 2014."

Company Highlights

•	Demonstrated continued strategic relationships and alliances to further industry-wide open standards via:
- 25/50 GbE alliance consortium with Google, Microsoft, Broadcom and Mellanox
- Puppet Supported Program Certification for server automation
- AVnu Alliance for Audio Video Bridging (AVB) certification

•	Introduced the industry’s first leaf switch with 100GbE uplinks for use in high performance storage and streaming content applications, the Arista 7280.

•	Introduced the industry’s first universal 40GbE optic for both multimode and single mode fiber.

•	Introduced advanced EOS capabilities with SSU (Smart System Upgrade) and Arista 7500-based DANZ (Data AnalyZer) network visibility tools and OpenFlow 1.3 support.

In addition, President and CEO Jayshree Ullal will be speaking at the Pacific Crest Global Tech Leadership Conference with the financial community on Monday, August 11, 2014 at 4:30pm PT. A live audio webcast of the event will be accessible from the "Investors" section of Arista Networks website at investors.arista.com.

Financial Outlook

For the third quarter of 2014, we expect:

•	Revenue between $142 and $150 million.

•	Non-GAAP gross margin in the range of 64% to 66% and non-GAAP operating margin in the range of 19% to 22%.

•	GAAP gross margin in the range of 64% to 66% and GAAP operating margin in the range of 13% to 17%, both of which include stock-based compensation expense.

Prepared Materials and Conference Call Information

Arista executives will discuss Q2 2014 financial results on a conference call at 1:30 p.m. Pacific time today. The conference call can be heard via webcast on our investor relations website: investors.arista.com, or by dialing 1-877-201-0168 in the United States or 1-647-788-4901 from international locations. The Conference ID is 77161116.

Shortly after the conclusion of the conference call, a replay of the audio webcast will be available on Arista’s Investor Relations website.

Forward-Looking Statements

This press release contains “forward-looking statements” regarding our performance, including statements in the section entitled “Financial Outlook,” such as estimates regarding revenue, GAAP and non-GAAP gross margin and GAAP and non-GAAP operating margin for the third quarter of FY 2014. Forward-looking statements are subject to a number of uncertainties and risks, and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those anticipated in the forward-looking statements. Among the factors that could cause actual results to differ materially from those in any forward-looking statements are: Arista Networks’ limited operating history; risks associated with Arista Networks’ rapid growth; quarterly fluctuation of Arista Networks’ financial performance; Arista Networks’ customer concentration; our recent revenue growth may not be indicative of future performance; material weaknesses in our internal controls; our ability to attract new large end customers or to sell additional products to existing end customers; pricing concessions and requests for more favorable terms and conditions from our large end customers; market awareness of our company and products; declines in the sales prices of our products and services; variations in customer demand for products and services; the timing of orders and manufacturing and customer lead times; changes in customer order patterns or customer mix; increased competition in our products and service markets, including the data center market; dependence on the introduction and market acceptance of new product offerings and standards; rapid technological and market change; industry consolidation; our reliance on licenses to third-party software and other intellectual property; the dispute with OptumSoft, Inc.; product, support or service quality problems; defects, errors or vulnerabilities in Arista Networks’ products or services; the evolution of the cloud networking market and the adoption by end customers of Arista Networks’ cloud networking solutions; business and economic conditions and growth trends in the networking industry, Arista Networks’ customer markets and various geographic regions; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; insufficient, excess or obsolete inventory; variability of component costs; variations in sales channels, product costs or mix of products sold; manufacturing and sourcing risks; product defects and returns; litigation involving patents, intellectual property, antitrust, shareholder and other matters, and governmental investigations; natural catastrophic events; a pandemic or epidemic; our ability to achieve the benefits anticipated from our investments in sales, engineering, service, marketing and manufacturing activities; and risks related to the global nature of our operations, including our operations in emerging markets; currency fluctuations and other international factors. Additional risks and uncertainties that could affect Arista Networks can be found in Arista’s prospectus filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b)(4) on June 6, 2014 and other filings that the company makes to the SEC from time to time. You can locate these reports through our website at http://investors.arista.com and on the SEC’s website at www.sec.gov. All forward-looking statements in this press release are based on information available to the company as of the date hereof and Arista Networks disclaims any obligation to publicly update or revise any forward-looking statement to reflect events that occur or circumstances that exist after the date on which they were made.

Non-GAAP Financial Measures

The financial information contained in this press release should be read in conjunction with the consolidated financial statements and notes thereto included in Arista's Form 10-Q (and the financial statements included in our prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b)(4) on June 6, 2014). Arista's results of operations for the three months ended June 30, 2014 are not necessarily indicative of Arista's operating results for any future periods.

This press release and the accompanying tables include a reconciliation of selected GAAP to non-GAAP financial measures. The company uses these non-GAAP financial measures internally in analyzing its financial results and believes that the use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends. The company’s non-GAAP financial measures included in the tables below exclude stock-based compensation and a one-time unrealized gain on a note receivable. In order to evaluate per share information on a comparative basis, the company believes it is meaningful to provide a non-GAAP financial measure that gives pro forma effect to the conversion of the preferred shares and notes payable into common shares and the issuance of common shares in connection with the company’s initial public offering as if each happened at the beginning of each period presented. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures, and should be read only in conjunction with the company's consolidated financial statements prepared in accordance with GAAP.

Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, many of the adjustments to the company's GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in the company's financial results for the foreseeable future, such as stock-based compensation.  Stock-based compensation is an important part of Arista Networks employees' compensation and impacts their performance.  The components that Arista Networks excludes in its calculation of non-GAAP financial measures may differ from the components that its peer companies exclude when they report their non-GAAP results of operations. Arista Networks compensates for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures. In the future, the company may also exclude non-recurring expenses and other expenses that do not reflect the company's core business operating results.

About Arista Networks
Arista Networks was founded to deliver software-driven cloud networking solutions for large data center and computing environments. Arista’s award-winning 10/40/100 GbE switches redefine scalability, robustness, and price-performance, with over 2,700 customers and more than two million cloud networking ports deployed worldwide. At the core of Arista’s platform is EOS, an advanced network operating system. Arista Networks products are available worldwide through distribution partners, systems integrators and resellers.

ARISTA, EOS and Spline are among the registered and unregistered trademarks of Arista Networks, Inc. in jurisdictions around the world. Other company names or product names may be trademarks of their respective owners.

Additional information and resources can be found at: http://www.arista.com.

Media Contact
Amanda Jaramillo
Corporate Communications
(408) 547-5798
amanda@arista.com

Investor Contact
Chuck Elliott
Product and Investor Advocacy
(408) 547-5549
elliott@arista.com

ARISTA NETWORKS, INC.
Condensed Consolidated Statements of Income
(Unaudited)
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013

Revenue	$137,947	$83,485	$255,154	$144,833
Cost of revenue	44,567	29,584	80,460	48,804
Gross profit	93,380	53,901	174,694	96,029
Operating expenses:
Research and development	34,888	21,086	68,334	40,600
Sales and marketing	20,711	13,045	39,366	23,180
General and administrative	7,126	3,506	14,357	7,242
Total operating expenses	62,725	37,637	122,057	71,022
Income from operations	30,655	16,264	52,637	25,007
Other income (expense), net:
Interest expense—related party	(350)	(433)	(782)	(861)
Interest expense	(1,085)	(1,339)	(2,424)	(2,662)
Interest and other income (expense), net	2,472	(1)	1,708	(100)
Total other income (expense), net	1,037	(1,773)	(1,498)	(3,623)
Income before provision for income taxes	31,692	14,491	51,139	21,384
Provision for income taxes	10,074	4,240	17,192	4,522
Net income	$21,618	$10,251	$33,947	$16,862
Net income attributable to common stockholders:
Basic	$14,212	$4,948	$19,985	$8,063
Diluted	$14,851	$5,159	$21,121	$8,372

Net income per share attributable to common stockholders:
Basic	$0.37	$0.18	$0.59	$0.30
Diluted	$0.34	$0.18	$0.54	$0.29
Weighted-average shares used in computing net income per share attributable to common stockholders:
Basic	38,491	26,926	33,834	26,607
Diluted	44,057	29,252	38,962	28,650

ARISTA NETWORKS, INC.
Reconciliation of Selected GAAP to Non-GAAP Financial Measures
(Unaudited)
(in thousands, except percentages and per share amounts )

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013

GAAP gross profit	$93,380	$53,901	$174,694	$96,029
GAAP gross margin	67.7%	64.6%	68.5%	66.3%
Stock-based compensation expense	301	83	512	150
Non-GAAP gross profit	$93,681	$53,984	$175,206	$96,179
Non-GAAP gross margin	67.9%	64.7%	68.7%	66.4%

GAAP income from operations	$30,655	$16,264	$52,637	$25,007
Stock-based compensation expense	6,705	2,073	11,487	3,815
Non-GAAP income from operations	$37,360	$18,337	$64,124	$28,822
Non-GAAP operating margin	27.1%	22.0%	25.1%	19.9%

GAAP net income	$21,618	$10,251	$33,947	$16,862
Stock-based compensation expense	6,705	2,073	11,487	3,815
Unrealized gain on note receivable	(4,000)	—	(4,000)	—
Income tax effect on non-GAAP exclusions	(600)	—	(1,305)	—
Non-GAAP net income	$23,723	$12,324	$40,129	$20,677
Non-GAAP diluted income per share	$0.35	$0.20	$0.60	$0.34

Weighted average shares used in computing GAAP diluted income per share attributable to common stockholders	44,057	29,252	38,962	28,650
Additional weighted average shares assuming:
Conversion of preferred shares at the beginning of the period	17,407	24,000	20,685	24,000
Conversion of note payable into common shares at the beginning of the period	1,627	2,244	1,934	2,244
Shares issued in the initial public offering at the beginning of the period	4,379	6,038	5,204	6,038
Shares used in computing non-GAAP diluted income per share	67,470	61,534	66,785	60,932

Summary of Stock-Based Compensation Expense
Cost of revenue	$301	$83	$512	$150
Research and development	3,527	1,134	5,994	2,130
Sales and marketing	1,931	612	3,359	1,094
General and administrative	946	244	1,622	441
Total	$6,705	$2,073	$11,487	$3,815

ARISTA NETWORKS, INC.
Condensed Consolidated Balance Sheets
(Unaudited)
(in thousands)

	June 30, 2014	December 31, 2013
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$397,198	$113,664
Accounts receivable, net	67,946	77,999
Inventories	71,068	73,360
Deferred tax assets	8,696	12,356
Prepaid expenses and other current assets	9,768	4,144
Notes receivable	8,000	4,000
Total current assets	562,676	285,523
Property and equipment, net	68,799	67,204
Restricted cash	—	4,040
Deposits and other assets	3,806	3,212
Deferred tax assets	7,497	4,541
TOTAL ASSETS	$642,778	$364,520
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$20,000	$14,741
Accrued liabilities	28,016	26,909
Deferred revenue	37,888	41,306
Convertible notes payable, related party	—	24,743
Accrued interest payable, related party	—	4,484
Convertible notes payable	—	74,050
Accrued interest payable	—	12,967
Other current liabilities	11,790	10,144
Total current liabilities	97,694	209,344
Income taxes payable	15,072	14,716
Lease financing obligations, non-current	43,108	43,152
Other long-term liabilities	25,718	19,576
TOTAL LIABILITIES	181,592	286,788
STOCKHOLDERS’ EQUITY:
Preferred stock	—	—
Convertible preferred stock	—	5,992
Common stock	7	3
Additional paid-in capital	384,253	28,737
Retained earnings	76,911	42,964
Accumulated other comprehensive income	15	36
TOTAL STOCKHOLDERS’ EQUITY	461,186	77,732
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$642,778	$364,520

ARISTA NETWORKS, INC.
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(in thousands)

	Six Months Ended June 30,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$33,947	$16,862
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,713	1,484
Stock-based compensation	11,487	3,815
Deferred income taxes	703	(2,090)
Provision for bad debts	374	313
Unrealized gain on notes receivable	(4,000)	—
Amortization of debt discount	527	553
Write-off of debt discount on notes payable	680	—
Excess tax benefit on stock based-compensation	(459)	(213)
Changes in operating assets and liabilities:
Accounts receivable	9,678	(27,545)
Inventories	2,291	(12,651)
Prepaid expenses and other current assets	(5,621)	(1,914)
Deposits and other assets	(596)	118
Accounts payable	4,789	2,227
Accrued liabilities	626	7,951
Deferred revenue	2,779	14,816
Interest payable	(1,630)	2,232
Interest payable—related party	670	744
Income taxes payable	372	945
Other liabilities	2,616	1,101
Net cash provided by operating activities	63,946	8,748
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(8,579)	(12,212)
Change in restricted cash	4,040	—
Net cash used in investing activities	(4,539)	(12,212)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from initial public offering, net of issuance cost	241,862	—
Repayment on notes payable	(20,000)	—
Principal payments of lease financing obligations	(335)	—
Proceeds from issuance of common stock upon exercising options, net of repurchases	2,078	5,282
Excess tax benefit on stock-based compensation	459	213
Net cash provided by financing activities	224,064	5,495
Effect of exchange rate changes	63	(54)
NET INCREASE IN CASH AND CASH EQUIVALENTS	283,534	1,977
CASH AND CASH EQUIVALENTS—Beginning of period	113,664	88,655
CASH AND CASH EQUIVALENTS—End of period	$397,198	$90,632